Exhibit 33.13

MANAGEMENT’S ASSERTION ON

COMPLIANCE WITH REGULATION AB SERVICING CRITERIA

KeyBank National Association, as successor by merger to KeyCorp Real Estate Capital Markets, Inc. (the “Asserting Party”) is responsible for assessing compliance for the transactions listed on Appendix A for the period January 1, 2019 through December 31, 2019 (the “Reporting Period”), with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations (the “CFR”), except for the servicing criteria which the Asserting Party has concluded are not applicable, as indicated on Appendix B attached hereto (the “Applicable Servicing Criteria”), to the servicing of the transactions listed on Appendix A, backed by commercial real estate mortgage loans and serviced by the Asserting Party. Although the Asserting Party is responsible for assessing compliance with Section 229.1122 (d)(1)(iii) of Regulation AB, there were no servicing activities performed by the Asserting Party during the year ended December 31, 2019 that required this servicing criteria to be complied with.

The Asserting Party has assessed compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the applicable servicing criteria for the transactions listed on Appendix A backed by commercial real estate mortgage loans serviced by the Asserting Party.

The Asserting Party has engaged a vendor to perform the activities required by the servicing criteria as set forth in Appendix B. The Asserting Party has determined that this vendor is not considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Asserting Party has elected to take responsibility for assessing compliance with the applicable servicing criteria applicable to the vendor as permitted by Regulation AB Compliance and Disclosure Interpretations of the Division of Corporation Finance, Section 200.06, “Vendors Engaged by Servicers” C&DI 200.06. As permitted by C&DI 200.06, the Asserting Party has asserted that it has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with servicing criteria applicable to the vendor. The Asserting Party is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendor and related criteria.

Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria for the Reporting Period as set forth in this assertion.

KeyBank National Association

By:	/s/ Craig Younggren	/s/ Gina Sullivan
	Craig Younggren	Gina Sullivan
	Senior Vice President	Senior Vice President

March 2, 2020

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Amherst Pierpont Commercial Mortgage Securities LLC, Series 2019-KF68	10/01/2019	Master
Amherst Pierpont Commercial Mortgage Securities LLC, Series 2019-Q009	07/09/2019	Special
Amherst Pierpont Commercial Mortgage Securities LLC, Series 2019-SB59	02/01/2019	Primary
Asset Securitization Corporation	10/24/1997	Master/Primary/Special
BAHAMAS ROF7 MEZZ C GAP (DELAWARE), LLC,	11/09/2018	Master/Special
Banc of America Commercial Mortgage Inc. Series 2004-2	04/01/2004	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2008-LSI	03/01/2008	Master
Banc of America Commercial Mortgage Inc. Series 2004-3	07/01/2004	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2004-4	10/01/2004	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2004-5	11/01/2004	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2005-1	04/01/2005	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2005-4	09/01/2005	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2005-5	10/01/2005	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2006-1	03/01/2006	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2006-2	06/01/2006	Master
Banc of America Commercial Mortgage Inc. Series 2006-3	08/01/2006	Master/Special
Banc of America Commercial Mortgage Inc. Series 2006-4	08/01/2006	Master
Banc of America Commercial Mortgage Inc. Series 2006-5	10/01/2006	Master
Banc of America Commercial Mortgage Inc. Series 2007-1	02/01/2007	Master
Banc of America Commercial Mortgage Inc. Series 2007-2	06/01/2007	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2007-3	07/01/2007	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2007-4	11/01/2007	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2007-5	12/01/2007	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2008-1	06/01/2008	Master/Primary
Banc of America Commercial Mortgage Inc. Series 2010-K7	06/01/2010	Primary
Banc of America Commercial Mortgage Inc. Series 2018-KF45	05/01/2018	Master/Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2010-K9	11/01/2010	Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2011-K13	05/01/2011	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2011-KAIV	06/01/2011	Master/Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2012-K21	11/01/2012	Master/Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2013-K25	02/01/2013	Primary/Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2013-K33	10/01/2013	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2013-K713	06/01/2013	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2015-K51	12/01/2015	Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2015-K718	05/01/2015	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2015-KF10	10/01/2015	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2015-KP02	08/01/2015	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016 K722	06/01/2016	Master
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-C28	02/01/2016	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-C31	11/01/2016	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-C32	12/01/2016	Primary/Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-K504	01/01/2016	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-K59	11/01/2016	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-KJ07	09/01/2016	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-KJ08	10/01/2016	Primary/Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-KJ09	11/01/2016	Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-KP03	04/01/2016	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-KX02	08/01/2016	Primary/Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2016-UBS10	06/01/2016	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2017-BNK3	02/01/2017	Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2017-BNK6	07/01/2017	Primary/Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2017-C34	10/01/2017	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2017-K66	08/01/2017	Master
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2017-K70	12/01/2017	Master
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2017-KF28	03/01/2017	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2017-KMP1	09/01/2017	Master
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2017-SB37	09/01/2017	Special

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2018-K1507	09/01/2018	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2018-K82	10/01/2018	Master/Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2018-KJ19	03/01/2018	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2018-KJ20	08/01/2018	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2018-KJ21	09/01/2018	Special
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2018-KL03	10/01/2018	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2019-BNK24	12/01/2019	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2019-K103	12/01/2019	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2019-K88	03/01/2019	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2019-KC04	06/01/2019	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2019-KC06	11/01/2019	Primary
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2019-KF67	09/01/2019	Master/Special
Banc of America Merrill Lynch Large Loan Inc. Series 2011-FSHN	07/01/2011	Master
Banc of America Merrill Lynch Large Loan Inc. Series 2012-PARK	12/01/2012	Master/Special
Banc of America Merrill Lynch Large Loan Inc. Series 2014-INLD MZ B	12/01/2014	Special
Banc of America Merrill Lynch Large Loan Inc. Series 2015-ASHF MZ A	02/09/2015	Special
Banc of America Merrill Lynch Large Loan Inc. Series 2015-ASHF MZ B	02/09/2015	Special
Banc of America Merrill Lynch Large Loan Inc. Series 2019-RLJ	05/30/2019	Master/special
Banc of America Merrill Lynch Large Loan Inc., Series 2019-AHT	04/05/2019	Master/Special
Bancorp Mortgage Asset Transfer, LLC Series 2019-CRE5	03/28/2019	Master
Bank of America Merrill Lynch Commercial Mortgage Inc. Series 2017-KF31	06/01/2017	Master
Bank of America Merrill Lynch Commercial Mortgage Inc. Series 2017-KF43	03/01/2018	Primary
Bank of America Merrill Lynch Commercial Mortgage Inc. Series 2018-KJ22	11/01/2018	Primary/Backup Special
Bank of America Merrill Lynch Commercial Mortgage Inc. Series 2019-K90	04/01/2019	Master

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Bank of America Merrill Lynch Commercial Mortgage Inc. Series 2019-KW09	07/01/2019	Primary
Bank of America Merrill Lynch Large Loan Inc. Series 2017-AMO	06/20/2017	Master
Barclays Commercial Mortgage Securities LLC Series 2012-K17	03/01/2012	Master
Barclays Commercial Mortgage Securities LLC Series 2012-K19	08/01/2012	Master
Barclays Commercial Mortgage Securities LLC Series 2012-K22	12/01/2012	Master
Barclays Commercial Mortgage Securities LLC Series 2013-K27	05/01/2013	Master
Barclays Commercial Mortgage Securities LLC Series 2015-VFM	03/01/2015	Special
Barclays Commercial Mortgage Securities LLC Series 2017-K69	11/01/2017	Primary
Barclays Commercial Mortgage Securities LLC Series 2018-C2	12/01/2018	Primary
Barclays Commercial Mortgage Securities LLC Series 2018-CBM	08/15/2018	Master/Special
Barclays Commercial Mortgage Securities LLC Series 2018-K1506	08/01/2018	Master
Barclays Commercial Mortgage Securities LLC Series 2018-K72	01/01/2018	Primary
Barclays Commercial Mortgage Securities LLC Series 2018-K74	03/01/2018	Master
Barclays Commercial Mortgage Securities LLC Series 2018-K78	07/01/2018	Primary
Barclays Commercial Mortgage Securities LLC Series 2018-K81	10/01/2018	Primary
Barclays Commercial Mortgage Securities LLC Series 2018-KW07	11/01/2018	Primary
Barclays Commercial Mortgage Securities LLC Series 2018-TALL	03/28/2018	Master/Special
Barclays Commercial Mortgage Securities LLC Series 2019-B3B4	07/11/2019	Master
Barclays Commercial Mortgage Securities LLC Series 2019-BWAY	11/26/2019	Master/Special
Barclays Commercial Mortgage Securities LLC Series 2019-C3	06/01/2019	Primary
Barclays Commercial Mortgage Securities LLC Series 2019-C4	081/01/2019	Primary
Barclays Commercial Mortgage Securities LLC Series 2019-C5	11/01/2019	Master/Special
Barclays Commercial Mortgage Securities LLC Series 2019-CALM	12/12/2019	Master
Barclays Commercial Mortgage Securities LLC Series 2019-K98	10/01/2019	Master/Special
Barclays Commercial Mortgage Securities LLC Series 2019-KF57	01/01/2019	Master
Barclays Commercial Mortgage Securities LLC Series 2019-KF61	05/01/2019	Special
Barclays Commercial Mortgage Securities LLC Series 2019-KF64	07/01/2019	Master
Barclays Commercial Mortgage Securities LLC Series 2019-KW10	11/01/2019	Primary
Barclays Commercial Mortgage Securities LLC Series 2019-MRCDB	12/05/2019	Master/Special
Barclays Commercial Mortgage Securities LLC Series 2019-PARK	12/19/2019	Master/Special
Barclays Commercial Mortgage Securities LLC Series 2012-K17	03/01/2012	Master

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Barclays Commercial Mortgage Securities LLC Series 2012-K19	08/01/2012	Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2012-K22	12/01/2012	Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2012-K708	06/01/2012	Primary
Barclays Commercial Mortgage Securities LLC Series 2013-K27	05/01/2013	Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2013-K31	08/01/2013	Primary/Special
Barclays Commercial Mortgage Securities LLC Series 2014-K714	01/01/2014	Primary
Barclays Commercial Mortgage Securities LLC Series 2014-K715	05/01/2014	Primary
Barclays Commercial Mortgage Securities LLC Series 2014-K716	09/01/2014	Primary
Barclays Commercial Mortgage Securities LLC Series 2014-K717	12/01/2014	Master/Primary
Barclays Commercial Mortgage Securities LLC Series 2014-KF06	12/01/2014	Primary
Barclays Commercial Mortgage Securities LLC Series 2015-K43	03/04/2015	Master/Primary/Special
Barclays Commercial Mortgage Securities LLC, Series 2015-KF08	06/01/2015	Special
Barclays Commercial Mortgage Securities LLC, Series 2015-KF09	08/01/2015	Primary
Barclays Commercial Mortgage Securities LLC, Series 2015-KF12	12/01/2015	Primary
Barclays Commercial Mortgage Securities LLC, Series 2016-K52	01/01/2016	Master/Primary
Barclays Commercial Mortgage Securities LLC, Series 2016-K55	06/01/2016	Primary
Barclays Commercial Mortgage Securities LLC, Series 2016-K57	09/01/2016	Primary/Special
Barclays Commercial Mortgage Securities LLC, Series 2016-KF19	08/01/2016	Primary
Barclays Commercial Mortgage Securities LLC, Series 2016-KF25	12/01/2016	Master/Special
Barclays Commercial Mortgage Securities LLC, Series 2016-KJ03	02/01/2016	Primary/Special
Barclays Commercial Mortgage Securities LLC, Series 2016-KJ04	05/01/2016	Primary
Barclays Commercial Mortgage Securities LLC, Series 2016-KJ05	06/01/2016	Primary/Special
Barclays Commercial Mortgage Securities LLC, Series 2017-DELC	08/29/2017	Master
Barclays Commercial Mortgage Securities LLC, Series 2017-GLKS	11/29/2017	Special
Barclays Commercial Mortgage Securities LLC, Series 2017-K63	03/01/2017	Master
Barclays Commercial Mortgage Securities LLC, Series 2017-K69	11/01/2017	Primary
Barclays Commercial Mortgage Securities LLC, Series 2017-KF32	07/01/2017	Master
Barclays Commercial Mortgage Securities LLC, Series 2017-KF35	10/01/2017	Primary/Special
Bear Stearns Commercial Mortgage Securities Inc. Series 1999-CLF1	08/15/1999	Primary/Special
Bridge I, LLC - FREMF17WLF1 (Bridge)	09/28/2017	Primary
Carbon Capital VI Depositor LLC, Series 2019-FL2	03/26/2019	Master/Special
Cascade Funding Depositor 3, LLC Series 2018-MTMZ	03/15/2018	Master/Special

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
CCRC Depositor LLC, Series 2017-Q005	11/01/2017	Special
CCRE Commercial Mortgage Securities LP Series 2011-C2	12/11/2011	Master
CCRE Commercial Mortgage Securities LP Series 2018-TAN	02/06/2018	Master
CCRE Commercial Mortgage Securities LP Series 2019-BOSS	11/26/2019	Master
CCRE Commercial Mortgage Securities LP Series 2019-CF1	04/01/2019	Master/Special
CCRE Commercial Mortgage Securities LP Series 2019-CF2	10/01/2019	Master/Primary
CCRE Commercial Mortgage Securities LP Series 2019-CF3	12/01/2019	Primary
CCRE Commercial Mortgage Securities LP Series 2019-FAX	02/06/2019	Master/Special
CCRE Commercial Mortgage Securities LP Series 2019-KF70	11/01/2019	Master/Special
Citigroup Commercial Mortgage Securities Inc. Series 2014-FL2	11/07/2014	Master/Special
Citigroup Commercial Mortgage Securities Inc. Series 2015-SHP2	07/09/2015	Special
Citigroup Commercial Mortgage Securities Inc. Series 2016-P6	12/01/2016	Special
Citigroup Commercial Mortgage Securities Inc. Series 2019-ATL	10/09/2019	Master
Citigroup Commercial Mortgage Securities Inc. Series 2019-B15	12/01/2019	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2019-C7	12/01/2019	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2019-KC07	12/01/2019	Special
Citigroup Commercial Mortgage Securities Inc. Series 2019-MOB	11/09/2019	Master/Special
Citigroup Commercial Mortgage Securities Inc. Series 2019-XL	10/19/2019	Master
Citigroup Commercial Mortgage Securities Inc. Series 2005-EMG	05/02/2005	Special
Citigroup Commercial Mortgage Securities Inc. Series 2014-FL1	06/09/2014	Master/Special
Citigroup Commercial Mortgage Securities Inc. Series 2014-GC21	05/01/2014	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2015-P1	08/01/2015	Primary/Special
Citigroup Commercial Mortgage Securities Inc. Series 2018-C5	06/01/2018	Special
Citigroup Commercial Mortgage Securities Inc. Series 2018-C6	12/01/2018	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2019-650M	12/08/2019	Master
Citigroup Commercial Mortgage Securities Inc. Series 2019-GC41	08/01/2019	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2019-IMC	05/09/2019	Master
Citigroup Commercial Mortgage Securities Inc. Series 2019-K1512	07/01/2019	Master/Special
Citigroup Commercial Mortgage Securities Inc. Series 2019-K89	03/01/2019	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2016-C1	05/01/2016	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2016-C2	08/01/2016	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2016-GC36	02/01/2016	Master
Citigroup Commercial Mortgage Securities Inc. Series 2016-GC37	04/01/2016	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2016-K54	04/01/2016	Master
Citigroup Commercial Mortgage Securities Inc. Series 2016-KF21	09/01/2016	Master
Citigroup Commercial Mortgage Securities Inc. Series 2016-P3	04/01/2016	Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Citigroup Commercial Mortgage Securities Inc. Series 2016-P4	07/01/2016	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2017-B1	08/01/2017	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2017-BIOC	08/09/2017	Master
Citigroup Commercial Mortgage Securities Inc. Series 2017-C4	10/01/2017	Special
Citigroup Commercial Mortgage Securities Inc. Series 2017-CD3	02/01/2017	Special
Citigroup Commercial Mortgage Securities Inc. Series 2017-CD5	08/01/2017	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2017-IMC	10/09/2017	Master
Citigroup Commercial Mortgage Securities Inc. Series 2017-KF27	02/01/2017	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2017-KF34	09/01/2017	Primary/Special
Citigroup Commercial Mortgage Securities Inc. Series 2017-KJ16	09/01/2017	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2017-P7	04/01/2017	Special
Citigroup Commercial Mortgage Securities Inc. Series 2017-P8	09/01/2017	Special
Citigroup Commercial Mortgage Securities Inc. Series 2018-ATLS MZB	07/09/2018	Master/Special
Citigroup Commercial Mortgage Securities Inc. Series 2018-B2	03/01/2018	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2018-B3	04/01/2018	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2018-B6	10/01/2018	Master
Citigroup Commercial Mortgage Securities Inc. Series 2018-BIOA	03/09/2018	Master
Citigroup Commercial Mortgage Securities Inc. Series 2018-K76	05/01/2018	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2018-KW04	03/01/2018	Primary/Special
Citigroup Commercial Mortgage Securities Inc. Series 2019-B12	08/01/2019	Primary
Citigroup Commercial Mortgage Securities Inc. Series 2019-SST2	03/05/2019	Master/Special
Colony Mortgage Capital Series 2014-FL1	04/10/2014	Master/Primary
Colony Mortgage Capital Series 2014-FL2	11/25/2014	Master
Commercial Mortgage Lease-Backed Securities Series 2001-CMLB-1	02/01/2001	Special
Credit Suisse Commercial Mortgage Securities Corp Series 2017-C8	06/01/2017	Primary
Credit Suisse Commercial Mortgage Securities Corp Series 2017-CX9	09/01/2017	Master
Credit Suisse Commercial Mortgage Securities Corp Series 2017-KF39	12/01/2017	Master/Special
Credit Suisse Commercial Mortgage Securities Corp Series 2017-KF41	12/01/2017	Master/Special
Credit Suisse Commercial Mortgage Securities Corp Series 2018-1	06/29/2018	Master
Credit Suisse Commercial Mortgage Securities Corp Series 2018-CX11	04/01/2018	Primary
Credit Suisse Commercial Mortgage Securities Corp Series 2018-K731	04/18/2018	Primary/Special
Credit Suisse Commercial Mortgage Securities Corp Series 2018-K77	06/01/2018	Primary
Credit Suisse Commercial Mortgage Securities Corp Series 2018-KF51	09/01/2018	Master

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Credit Suisse Commercial Mortgage Securities Corp Series 2018-KF53	11/01/2018	Primary
Credit Suisse Commercial Mortgage Securities Corp Series 2018-KW06	08/01/2018	Primary
Credit Suisse Commercial Mortgage Securities Corp Series 2018-PLUM	09/25/2018	Master/Special
Credit Suisse Commercial Mortgage Securities Corp Series 2019-C15	03/01/2019	Primary
Credit Suisse Commercial Mortgage Securities Corp Series 2019-C18	12/01/2019	Special
Credit Suisse Commercial Mortgage Securities Corp Series 2019-ICE4	06/05/2019	Master
Credit Suisse Commercial Mortgage Securities Corp Series 2019-K101	11/01/2019	Master/Special
Credit Suisse Commercial Mortgage Securities Corp Series 2019-KC03	01/01/2019	Master/Special
Credit Suisse Commercial Mortgage Securities Corp Series 2019-KC05	11/01/2019	Primary
Credit Suisse Commercial Mortgage Securities Corp Series 2019-KF62	05/01/2019	Master/Special
Credit Suisse Commercial Mortgage Securities Corp Series 2019-KL05	08/01/2019	Special
Credit Suisse Commercial Mortgage Securities Corp Series 2019-RIO	12/20/2019	Master/Special
Credit Suisse Commercial Mortgage Securities Corp Series 2019-RVP	03/29/2019	Master/Special
Credit Suisse Commercial Mortgage Securities Corp Series 2019-SB61	04/01/2019	Primary/Special
Credit Suisse Commercial Mortgage Securities Corp Series 2019-SKLZ	02/20/2019	Master/Special
Credit Suisse Commercial Mortgage Securities Corp Series RETL 2018-RVP	03/27/2018	Master/Special
Credit Suisse Commercial Mortgage Securities Corp, 2017-CALI	11/06/2017	Master
Credit Suisse Commercial Mortgage Securities Corp, 2017-CX10	11/01/2017	Master
Credit Suisse Commercial Mortgage Securities Corp, 2017-KF39	12/01/2017	Master/Special
Credit Suisse Commercial Mortgage Securities Corp, 2018-K73	02/01/2018	Master
Credit Suisse Commercial Mortgage Securities Corp, CSMC Trust 2017-LSTK	05/01/2017	Master
Credit Suisse Commercial Mortgage Securities Corp, Series 2016-C5	02/01/2016	Master
Credit Suisse Commercial Mortgage Securities Corp, Series 2016-C6	05/01/2016	Master
Credit Suisse Commercial Mortgage Securities Corp, Series 2016-K1502	06/01/2016	Master
Credit Suisse Commercial Mortgage Securities Corp. Series 2016-C7	11/01/2016	Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Credit Suisse Commercial Mortgage Securities Corp. Series 2017-HD	03/29/2017	Master
Credit Suisse Commercial Mortgage Securities Corp. Series 2017-K1503	04/01/2017	Master
Credit Suisse Commercial Mortgage Securities Corp. Series 2017-KF29	04/01/2017	Primary/Special
Credit Suisse Commercial Mortgage Securities Corp. Series CSMC 2017-MOON	07/06/2017	Master
Credit Suisse First Boston Commercial Mortgage Securities Corp. Series 2015-K50	11/01/2015	Master/Primary
Credit Suisse First Boston Commercial Mortgage Securities Corp. Series 2018-K84	11/01/2018	Primary
Credit Suisse First Boston Commercial Mortgage Securities Corp. Series 2018-KP05	12/01/2018	Primary
Credit Suisse First Boston Commercial Mortgage Securities Corp. Series 2019-KF63	06/01/2019	Primary
Credit Suisse First Boston Commercial Mortgage Securities Corp. Series 2019-SB61	04/01/2019	Special
Credit Suisse First Boston Commercial Mortgage Securities Corp. Series 2019-SB67	10/01/2019	Special
Credit Suisse First Boston Mortgage Securities Corp, Series 2015-GLPA	12/15/2015	Master
Credit Suisse First Boston Mortgage Securities Corp, Series 2015-GLPB	12/22/2015	Master
Credit Suisse First Boston Mortgage Securities Corp, Series 2015-K48	09/01/2015	Primary
Credit Suisse First Boston Mortgage Securities Corp, Series 2015-K50	11/01/2015	Master
Credit Suisse First Boston Mortgage Securities Corp, Series 2015-K719	08/01/2015	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C1	06/11/1998	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 1999-PS3	11/01/1999	Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2000-PS4	06/16/2000	Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK3 Comp Lns	06/01/2001	Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-C3	07/01/2002	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-C4	09/11/2003	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1	03/11/2004	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C2	06/01/2004	Master/Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C4	11/01/2004	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C2	05/01/2005	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C4	08/01/2005	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-C1	03/01/2006	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-C4	09/01/2006	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-C5	12/01/2006	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-OMA	02/10/2006	Master/Primary/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-TFL2	11/09/2006	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2007-C2	05/01/2007	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2007-C3	06/01/2007	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2007-C4	09/01/2007	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2007-C5	11/01/2007	Master/Primary/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2008-C1	04/01/2008	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2013-K30	08/01/2013	Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2013-K35	12/01/2013	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2014-K38	06/01/2014	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2015-C1	03/01/2015	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2015-C2	05/01/2015	Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2015-C3	08/01/2015	Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2015-K44	04/01/2015	Primary/Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2015-K48	09/01/2015	Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2015-K719	08/01/2015	Master/Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2016-KC01	05/01/2016	Master

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Credit Suisse First Boston Mortgage Securities Corp. Series 2016-KF14	03/01/2016	Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2017-K65	07/01/2017	Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2017-K727	09/01/2017	Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2017-K728	11/01/2017	Special
Credit Suisse First Boston Mortgage Securities Corp. Series 2018-K84	11/01/2018	Primary
Credit Suisse First Boston Mortgage Securities Corp. Series 2018-KF51	09/01/2018	Master
Credit Suisse First Boston Mortgage Securities Corp. Series 2018-KW06	08/01/2018	Primary
Deutsche Mortgage & Asset Receiving Corporation 2018-B4	07/01/2018	Special
Deutsche Mortgage & Asset Receiving Corporation 2018-C1	10/01/2018	Primary
Deutsche Mortgage & Asset Receiving Corporation 2018-HCLV	09/27/2018	Master/Special
Deutsche Mortgage & Asset Receiving Corporation 2019-521F	06/20/2019	Master
Deutsche Mortgage & Asset Receiving Corporation 2019-B13	10/01/2019	Primary
Deutsche Mortgage & Asset Receiving Corporation 2019-CD8	08/01/2019	Primary
Deutsche Mortgage & Asset Receiving Corporation 2019-KNSQ	05/30/2019	Master
Deutsche Mortgage & Asset Receiving Corporation 2019-WCM	10/30/2019	Master
Deutsche Mortgage & Asset Receiving Corporation BMARK 2018-5BP	06/28/2018	Master/Special
Deutsche Mortgage & Asset Receiving Corporation BMARK 2018-B4	07/01/2018	Primary/Special
Deutsche Mortgage & Asset Receiving Corporation BMARK 2018-B7	11/01/2018	Master
Deutsche Mortgage & Asset Receiving Corporation BMARK 2018-BIOD	06/26/2018	Master
Deutsche Mortgage & Asset Receiving Corporation CD 2007-CD5	11/01/2007	Primary
Deutsche Mortgage & Asset Receiving Corporation CD 2017-CD6	11/01/2017	Special
Deutsche Mortgage & Asset Receiving Corporation CD 2018-CD7	08/01/2018	Master
Deutsche Mortgage & Asset Receiving Corporation Series 1998-C1	03/01/1998	Master/Primary
Deutsche Mortgage & Asset Receiving Corporation Series 2009-K4	10/01/2009	Primary
Deutsche Mortgage & Asset Receiving Corporation Series 2011-K11	03/01/2011	Primary
Deutsche Mortgage & Asset Receiving Corporation Series 2011-K16	12/01/2011	Master/Primary/Special
Deutsche Mortgage & Asset Receiving Corporation Series 2011-LC3	08/01/2011	Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Deutsche Mortgage & Asset Receiving Corporation Series 2016-CD2	12/01/2016	Special
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2000-C1	09/01/2000	Master/Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2006-C8	12/01/2006	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2007-C9	08/01/2007	Master/Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2012 LTRT	10/01/2012	Master/Special
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2012-CCRE1	05/01/2012	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2012-CCRE5	12/01/2012	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013 CCRE7	04/01/2013	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-300P	08/01/2013	Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-CCRE10	08/01/2013	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-CCRE13	12/01/2013	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-CCRE8	06/01/2013	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-CCRE9	07/01/2013	Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-GAM	03/03/2013	Master/Primary/Special
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2013-LC6	01/01/2013	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014 UBS3	06/01/2014	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-CCRE16	04/01/2014	Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-CCRE17	05/01/2014	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-CCRE18	06/01/2014	Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-CCRE21	12/01/2014	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-FL5	12/04/2014	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-LC15	03/01/2014	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-UBS2	03/01/2014	Master

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-UBS4	07/01/2014	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2014-UBS6	12/01/2014	Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-CCRE22	03/01/2015	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-CCRE25	08/01/2015	Primary/Special
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-CCRE26	10/01/2015	Primary/Special
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-CCRE27	10/01/2015	Primary/Special
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-DC1	03/01/2015	Master
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-LC19	02/01/2015	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-LC21	06/01/2015	Primary
Deutsche Mortgage & Asset Receiving Corporation Series COMM 2015-LC23	11/01/2015	Primary/Special
Deutsche Mortgage & Asset Receiving Corporation, 2017-C6	06/01/2017	Primary/Special
Deutsche Mortgage & Asset Receiving Corporation, DBGS 2019-1735	04/06/2019	Master
Deutsche Mortgage & Asset Receiving Corporation, Benchmark Series 2018-B1	01/01/2018	Primary
Deutsche Mortgage & Asset Receiving Corporation, COMM 2016-667M	10/06/2016	Master/Primary
Deutsche Mortgage & Asset Receiving Corporation, COMM 2016-SAVA	11/08/2016	Master/Special
Deutsche Mortgage & Asset Receiving Corporation, Hospitality 2017-HIT Mortgage Trust	05/25/2017	Master
Deutsche Mortgage & Asset Receiving Corporation, Olympic Tower 2017-OT Mortgage Trust	05/06/2017	Master/Special
Deutsche Mortgage & Asset Receiving Corporation, Series 2016-CD1	08/01/2016	Primary
Deutsche Mortgage & Asset Receiving Corporation, Series 2012-LC4	03/01/2012	Special
Deutsche Mortgage & Asset Receiving Corporation, Series 2015-11MD	09/06/2015	Master/Special
Deutsche Mortgage & Asset Receiving Corporation, Series 2016-C3	08/01/2016	Primary
Deutsche Mortgage & Asset Receiving Corporation, Series 2016-DC2	03/01/2016	Primary
Deutsche Mortgage & Asset Receiving Corporation, Series 2019-B10	04/01/2019	Master
Deutsche Mortgage & Asset Receiving Corporation, Series COMM 2016-GCT	08/06/2016	Master

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Deutsche Mortgage Asset Receiving Corporation Series COMM 2016-CCRE28	02/01/2016	Primary
DLJ Commercial Mortgage Corp. Series 2000-CKP1	11/01/2000	Master/Primary
Federal Deposit Insurance Corporation Series 2012-C1	05/01/2012	Master
Federal Home Loan Mortgage Corporation, Series 2018-KT03	06/01/2018	Primary
Federal Home Loan Mortgage Corporation, Series 2018-ML04	05/01/2018	Special
Federal Home Loan Mortgage Corporation, Series 2019-ML05	03/01/2019	Primary/Special
Federal Home Loan Mortgage Corporation, Series 2019-ML06	10/01/2019	Special
FHLMC, Series 2017-KT01	02/01/2017	Primary
FHLMC, Series 2017-KT02	11/01/2017	Primary
FHLMC, Series 2017-ML03	11/01/2017	Primary
FORT CRE 2016-1 LLC	08/31/2016	Primary
FORT CRE 2018-1 LLC	12/06/2018	Primary
FS RIALTO 2019-FL1 ISSUER, LTD	12/05/2019	Primary
GE Commercial Mortgage Corporation Series 2005-C4	12/02/2005	Primary
GE Commercial Mortgage Corporation Series 2006-C1	03/01/2006	Primary
GE Commercial Mortgage Corporation Series 2007-C1	05/08/2007	Master/Primary
GFCM LLC Series 2003-1	09/01/2003	Special
Global Franchise Grantor Trust 1998-1	08/01/1998	Master/Primary/Special
GMAC Commercial Mortgage Securities Inc. Series 1997-C1	09/01/1997	Special
GMAC Commercial Mortgage Securities Inc. Series 1997-C2	12/01/1997	Special
GMAC Commercial Mortgage Securities Inc. Series 1998-C2	08/01/1998	Special
GMAC Commercial Mortgage Securities Inc. Series 1999-C2	06/01/1999	Special
GS Mortgage Securities Corporation II Series 1998-C1	11/11/1998	Special
GS Mortgage Securities Corporation II Series 2010-K5	02/01/2010	Special
GS Mortgage Securities Corporation II Series 2010-K8	09/01/2010	Primary
GS Mortgage Securities Corporation II Series 2012-GC6	02/01/2012	Master/Primary
GS Mortgage Securities Corporation II Series 2012-GCJ7	06/01/2012	Primary
GS Mortgage Securities Corporation II Series 2012-GCJ9	11/01/2012	Primary
GS Mortgage Securities Corporation II Series 2013-650M	10/21/2013	Master/Special
GS Mortgage Securities Corporation II Series 2013-G1	03/01/2013	Master/Primary/Special
GS Mortgage Securities Corporation II Series 2013-PEMB	04/01/2013	Master/Primary/Special
GS Mortgage Securities Corporation II Series 2014-GC20	04/01/2014	Master
GS Mortgage Securities Corporation II Series 2015-GC32	07/01/2015	Primary/Special
GS Mortgage Securities Corporation II Series 2017-FARM	12/29/2017	Master
GS Mortgage Securities Corporation II Series 2017-KF38	11/01/2017	Primary
GS Mortgage Securities Corporation II Series 2018-FBLU	11/30/2018	Master/Special
GS Mortgage Securities Corporation II Series 2018-GS10	07/01/2018	Primary
GS Mortgage Securities Corporation II Series 2018-GS9	03/01/2018	Primary
GS Mortgage Securities Corporation II Series 2018-HART	10/31/2018	Master/Special
GS Mortgage Securities Corporation II Series 2018-HULA	08/17/2018	Master/Special
GS Mortgage Securities Corporation II Series 2018-K1508	11/01/2018	Master/Special
GS Mortgage Securities Corporation II Series 2018-K79	08/01/2018	Master
GS Mortgage Securities Corporation II Series 2018-K86	12/01/2018	Master

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
GS Mortgage Securities Corporation II Series 2018-KF46	05/01/2018	Special
GS Mortgage Securities Corporation II Series 2018-KF48	07/01/2018	Primary
GS Mortgage Securities Corporation II Series 2018-KJ23	12/01/2018	Primary/Backup Special
GS Mortgage Securities Corporation II Series 2018-SRP5	06/15/2018	Special
GS Mortgage Securities Corporation II Series 2019-1633	12/20/2019	Master
GS Mortgage Securities Corporation II Series 2019-70P	10/23/2019	Master
GS Mortgage Securities Corporation II Series 2019-BOCA	06/26/2019	Master
GS Mortgage Securities Corporation II Series 2019-FBLU	12/06/2019	Master
GS Mortgage Securities Corporation II Series 2019-GC38	02/01/2019	Primary
GS Mortgage Securities Corporation II Series 2019-GC39	05/01/2019	Special
GS Mortgage Securities Corporation II Series 2019-GC40	07/01/2019	Primary
GS Mortgage Securities Corporation II Series 2019-GC42	09/01/2019	Primary
GS Mortgage Securities Corporation II Series 2019-GSA1	11/01/2019	Primary
GS Mortgage Securities Corporation II Series 2019-K726	09/01/2019	Primary
GS Mortgage Securities Corporation II Series 2019-K734	04/01/2019	Primary
GS Mortgage Securities Corporation II Series 2019-KF58	02/01/2019	Primary
GS Mortgage Securities Corporation II Series 2019-KF72	11/01/2019	Primary/Special
GS Mortgage Securities Corporation II Series 2019-KJ24	06/01/2019	Special
GS Mortgage Securities Corporation II Series 2019-KS11	08/01/2019	Primary
GS Mortgage Securities Corporation II Series 2019-MAUI	05/24/2019	Master
GS Mortgage Securities Corporation II Series 2019-MBR	12/19/2019	Master
GS Mortgage Securities Corporation II Series 2019-SMP	09/26/2019	Master/Special
GS Mortgage Securities Corporation II, Cloverleaf Cold Storage Trust 2019-CHIL2	03/25/2019	Master/Special
GS Mortgage Securities Corporation II, Series 2016-K58	11/01/2016	Master
GS Mortgage Securities Corporation II, Series 2016-RENT MZB	06/29/2016	Master
GS Mortgage Securities Corporation II, Series 2017-GS7	08/01/2017	Primary
GS Mortgage Securities Corporation II, Series 2017-GS8	11/01/2017	Primary
GS Mortgage Securities Corporation II, Series 2017-HYT2	10/19/2017	Master
GS Mortgage Securities Corporation II, Series 2017-K62	02/01/2017	Master
GS Mortgage Securities Corporation II, Series 2017-K67	09/01/2017	Primary
GS Mortgage Securities Corporation II, Series 2017-K726	06/01/2017	Primary/Special
GS Mortgage Securities Corporation II, Series 2017-KF38	11/01/2017	Primary
GS Mortgage Securities Corporation II, Series 2017-KF40	12/01/2017	Primary
HFX Funding 2017-1	04/19/2017	Master
HGI RWT WLIF, LP	01/18/2019	Primary
Hilton Orlando Trust 2018-ORL	03/06/2018	Special
Hunt CRE 2018-FL2, Ltd	08/20/2018	Master
Hunt Investment Management LLC, CRE 2017-FL1	08/15/2017	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-CIBC8	03/31/2004	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-FL10	08/10/2017	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-B14	11/01/2019	Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-BOLT	07/31/2019	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-BROOK	10/16/2019	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-COR4	02/01/2019	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-FL12	09/30/2019	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-K1514	12/01/2019	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-K96	08/01/2019	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-K99	10/01/2019	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-KI04	08/01/2019	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-KJ25	09/01/2019	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-KJ26	10/01/2019	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-KJ27	11/01/2019	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-MFP	07/18/2019	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-SB64	07/01/2019	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-SB66	09/01/2019	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-SB69	12/01/2019	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-WOLF	12/30/2019	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Benchmark Series 2018-B2	02/01/2018	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Benchmark Series 2018-B5	08/01/2018	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Benchmark Series 2018-K85	12/01/2018	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Benchmark Series 2019-K735	07/01/2019	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Benchmark Series 2019-K91	04/01/2019	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-C17	12/01/2013	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-C28	04/01/2015	Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-C30	07/01/2015	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-JP6	06/01/2017	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-JP7	07/01/2017	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-AON	06/29/2018	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-B8	12/01/2018	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-BCON	02/01/2018	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-BILT	05/24/2018	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-BLT MZ	05/24/2018	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-C8	06/01/2018	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-FUN	09/28/2018	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-K1504	01/01/2018	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-K80	09/01/2018	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-K85	12/01/2018	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-KF47	06/01/2018	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-KF49	08/01/2018	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-KI02	08/10/2018	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-KI03	10/01/2018	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-KS10	12/01/2018	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-KX03	05/01/2018	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-MBR	08/22/2018	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-MBR MZ	08/22/2018	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-PHH	08/07/2018	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-PHH MZ	08/07/2018	Master/Special

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-SB45	01/01/2018	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-SB50	06/01/2018	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-SB52	08/01/2018	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-SB56	12/01/2018	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-WPT	07/31/2018	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-B11	06/01/2019	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-K1510	02/01/2019	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-K91	04/01/2019	Master/Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-KG01	06/01/2019	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-KL04	01/01/2019	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-MARG	05/30/2019	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-MARG MZ	05/30/2019	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-OSB	06/13/2019	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-SB58	01/01/2019	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-SB62	05/01/2019	Special
JP Morgan Chase Commercial Mortgage Securities Corp.BX Trust Series 2018-GW	05/22/2018	Master
JP Morgan Chase Commercial Mortgage Securities Corp.BX Trust Series 2018-GW MZ	05/22/2018	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp Series 2010-K6	04/01/2010	Master
JP Morgan Chase Commercial Mortgage Securities Corp Series 2011-K10	02/01/2011	Primary
JP Morgan Chase Commercial Mortgage Securities Corp Series 2016-K723	11/01/2016	Master
JP Morgan Chase Commercial Mortgage Securities Corp Series 2016-WPT MZB	11/07/2016	Master
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2015-FL7	06/30/2015	Master/Primary/Sub Special
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2015-K1501	07/01/2015	Master

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2015-K45	05/01/2015	Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2015-K720	11/01/2015	Primary
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2015-UES	10/01/2015	Master/Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2015-WPG	06/24/2015	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp, Series 2016-FL8	06/08/2016	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Houston Galleria Mall Trust 2015-HGLR	03/30/2015	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDP10	03/01/2007	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2009-IWST	12/23/2009	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2010-K6	04/01/2010	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011-C3	03/01/2011	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011-C5	09/01/2011	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011-K10	02/01/2011	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011-K14	08/01/2011	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-C8	10/01/2012	Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-HSBC	07/01/2012	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-K18	05/01/2012	Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-K23	12/01/2012	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-K710	07/01/2012	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-WLDN	05/01/2012	Master/Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-C12	06/01/2013	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-C13	07/01/2013	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-C15	10/01/2013	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-K28	06/01/2013	Master/Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-K32	09/01/2013	Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2013-K712	04/01/2013	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-C19	05/01/2014	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-C20	06/01/2014	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-C24	10/01/2014	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-FL6	12/08/2014	Master/Sub Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-K36	06/27/2014	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-K40	11/01/2014	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-KF03	04/01/2014	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2014-KF04	08/01/2014	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-K42	01/28/2015	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-K45	05/01/2015	Master/Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-K720	11/01/2015	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-LSP	12/04/2015	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2015-LSP MZ	11/13/2015	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-C1	03/01/2016	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-H2FL	03/31/2016	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-JP2	07/01/2016	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-K53	03/01/2016	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-KF13	01/01/2016	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-KF15	04/01/2016	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-KF18	06/01/2016	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-KW01	05/01/2016	Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-SB17	06/01/2016	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-SB18	07/01/2016	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-SB23	10/01/2016	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2016-SB25	12/01/2016	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-C5	03/01/2017	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-FL11	11/06/2017	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-K64	05/01/2017	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-K71	12/01/2017	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-K724	01/01/2017	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-KF33	08/01/2017	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-KF37	10/01/2017	Primary/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-KW02	03/01/2017	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-KW03	09/01/2017	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-M6MZ	09/11/2017	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-MAUI	07/31/2017	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-MTL6	09/11/2017	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-SB29	04/01/2017	Primary
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-SB31	05/01/2017	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-SB36	08/01/2017	Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-WOLF	09/29/2017	Master
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2017-WOLF MZ	09/29/2017	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-THPT	02/05/2018	Master/Special
JP Morgan Chase Commercial Mortgage Securities Corp. Shops at Crystals Trust, Series 2016-CSTL	07/20/2016	Master

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
JP Morgan Chase Commercial Mortgage Securities Corp. Waldorf Astoria Boca Raton Trust Series 2016-BOCA	07/18/2016	Master
KARED III WLVA Fund, LLC	02/19/2018	Primary
Key Commercial Mortgage Securities LLC 2018-SL1	10/01/2018	Master
Key Commercial Mortgage Securities LLC 2019-S2	07/01/2019	Master/Special
Merrill Lynch Mortgage Investors Inc. ML-CFC Commercial Mortgage Trust 2007-5	03/01/2007	Master/Primary
Merrill Lynch Mortgage Investors Inc. ML-CFC Commercial Mortgage Trust 2007-8	08/01/2007	Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2004-BPC1	11/01/2004	Primary
Merrill Lynch Mortgage Investors Inc. Series 2004-KEY2	09/01/2004	Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2005 MKB2	03/01/2005	Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2005-CK11	12/01/2005	Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2006-1	11/01/2006	Master
Merrill Lynch Mortgage Investors Inc. Series 2007-C1	08/01/2007	Master/Primary
Merrill Lynch Mortgage Investors Inc. Series 2008-C1	06/01/2008	Master/Primary
Merrill Lynch Mortgage Investors, Inc. Series 1998-C1-CTL	10/01/1999	Special
MF1 2019-FL2, LTD	12/05/2019	Master
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21	02/01/2015	Master
Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33	05/01/2017	Primary
Morgan Stanley Capital I Inc. Series 2016-UBS 11	08/01/2016	Primary
Morgan Stanley Capital I Inc. Series 2017-BNK8	11/01/2017	Special
Morgan Stanley Capital I Inc. Series 2017-CLS	12/18/2017	Master/Special
Morgan Stanley Capital I Inc. Series 2018-BOP	08/30/2018	Master/Special
Morgan Stanley Capital I Inc. Series 2018-H3	07/01/2018	Primary
Morgan Stanley Capital I Inc. Series 2018-K1505	06/01/2018	Master
Morgan Stanley Capital I Inc. Series 2018-K1509	12/01/2018	Primary
Morgan Stanley Capital I Inc. Series 2018-K730	03/01/2018	Primary/Special
Morgan Stanley Capital I Inc. Series 2018-K75	04/01/2018	Master
Morgan Stanley Capital I Inc. Series 2018-KC02	09/01/2018	Special
Morgan Stanley Capital I Inc. Series 2018-MCSF	04/18/2018	Master
Morgan Stanley Capital I Inc. Series 2018-SUN	08/02/2018	Master
Morgan Stanley Capital I Inc. Series 2019-AGLN	03/28/2019	Master/Special
Morgan Stanley Capital I Inc. Series 2019-BNK17	04/01/2019	Special
Morgan Stanley Capital I Inc. Series 2019-BNK23	120/01/2019	Special
Morgan Stanley Capital I Inc. Series 2019-BPR	05/15/2019	Master/Special
Morgan Stanley Capital I Inc. Series 2019-DPLO	10/09/2019	Master
Morgan Stanley Capital I Inc. Series 2019-H6	06/01/2019	Primary
Morgan Stanley Capital I Inc. Series 2019-H7	07/01/2019	Primary
Morgan Stanley Capital I Inc. Series 2019-HIT	05/31/2019	Master/Special
Morgan Stanley Capital I Inc. Series 2019-IKPR	12/05/2019	Master
Morgan Stanley Capital I Inc. Series 2019-K1511	05/01/2019	Primary
Morgan Stanley Capital I Inc. Series 2019-K87	01/01/2019	Primary
Morgan Stanley Capital I Inc. Series 2019-K93	06/01/2019	Special
Morgan Stanley Capital I Inc. Series 2019-K95	08/01/2019	Primary
Morgan Stanley Capital I Inc. Series 2019-KF60	03/01/2019	Primary
Morgan Stanley Capital I Inc. Series 2019-KF69	10/01/2019	Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Morgan Stanley Capital I Inc. Series 2019-KF73	12/01/2019	Primary
Morgan Stanley Capital I Inc. Series 2019-L2	03/01/2019	Primary/Special
Morgan Stanley Capital I Inc. Series 2019-L3	11/01/2019	Primary
Morgan Stanley Capital I Inc. Series 2019-NUGS	12/19/2019	Master/Special
Morgan Stanley Capital I Inc. Series 2019-OC11	12/01/2019	Master
Morgan Stanley Capital I Inc. Series 1998-WF2	03/01/1998	Primary
Morgan Stanley Capital I Inc. Series 2004-IQ9	02/01/2005	Primary
Morgan Stanley Capital I Inc. Series 2011-C1	02/01/2011	Master
Morgan Stanley Capital I Inc. Series 2011-C2	06/01/2011	Master
Morgan Stanley Capital I Inc. Series 2012-C4	03/01/2012	Master
Morgan Stanley Capital I Inc. Series 2012-C5	07/01/2012	Master
Morgan Stanley Capital I Inc. Series 2012-CKSV	10/01/2012	Master/Special
Morgan Stanley Capital I Inc. Series 2012-K20	09/01/2012	Primary/Special
Morgan Stanley Capital I Inc. Series 2012-STAR	08/01/2012	Special
Morgan Stanley Capital I Inc. Series 2013-KSMC	03/01/2013	Special
Morgan Stanley Capital I Inc. Series 2014-150E	09/05/2014	Special
Morgan Stanley Capital I Inc. Series 2015-ALDR	05/05/2015	Master/Special
Morgan Stanley Capital I Inc. Series 2015-C26	11/01/2015	Primary/Special
Morgan Stanley Capital I Inc. Series 2015-K49	10/01/2015	Master
Morgan Stanley Capital I Inc. Series 2015-K721	12/01/2015	Special
Morgan Stanley Capital I Inc. Series 2015-MS1	07/01/2015	Primary
Morgan Stanley Capital I Inc. Series 2016-C29	05/01/2016	Primary
Morgan Stanley Capital I Inc. Series 2016-C30	09/01/2016	Primary
Morgan Stanley Capital I Inc. Series 2016-KF17	06/01/2016	Master/Special
Morgan Stanley Capital I Inc. Series 2016-KF22	10/01/2016	Master/Special
Morgan Stanley Capital I Inc. Series 2016-KJ10	12/01/2016	Primary
Morgan Stanley Capital I Inc. Series 2016-UBS9	03/01/2016	Master
Morgan Stanley Capital I Inc. Series 2017- APPL	08/09/2017	Master/Special
Morgan Stanley Capital I Inc. Series 2017- JWDR	12/19/2017	Master/Special
Morgan Stanley Capital I Inc. Series 2017- KF36	10/01/2017	Primary
Morgan Stanley Capital I Inc. Series 2017- KJ13	04/01/2017	Primary/Backup Special
Morgan Stanley Capital I Inc. Series 2017- KJ18	12/01/2017	Primary/Special
Morgan Stanley Capital I Inc. Series 2017-BNK5	06/01/2017	Primary
Morgan Stanley Capital I Inc. Series 2017-IKPR	06/01/2017	Special
Morgan Stanley Capital I Inc. Series 2017-KF30	05/01/2017	Master/Special
Morgan Stanley Capital I Inc. Series 2017-KF36	10/01/2017	Primary
Morgan Stanley Capital I Inc. Series 2017-KJ11	02/01/2017	Primary
Morgan Stanley Capital I Inc. Series 2017-KJ12	03/01/2017	Special
Morgan Stanley Capital I Inc. Series 2017-KJ14	06/01/2017	Primary/Backup Special
Morgan Stanley Capital I Inc. Series 2017-KJ17	11/01/2017	Primary
Morgan Stanley Capital I Inc. Series 2017-SLCT	08/09/2017	Master/Special
Morgan Stanley Capital I Inc. Series 2018-KC02	09/01/2018	Special
Morgan Stanley Capital I Inc. Series 2018-L1	10/01/2018	Primary
Morgan Stanley Capital I Inc. Series 2019-MMP	08/29/2019	Master

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Morgan Stanley Capital I Trust, Series 2018-H4	12/01/2018	Primary
Morgan Stanley Capital I, Inc. Series 2016-KF24	12/01/2016	Master
Morgan Stanley Capital I, Inc. Series 2016-KJ10	12/01/2016	Primary
Morgan Stanley Capital I, Inc. Series 2016-SNR	12/01/2016	Master/Special
Nationslink Funding Corporation Series 1999-LTL-1	02/15/1999	Special
Natixis Commercial Mortgage Securities LLC, Series 2019-10K	06/04/2019	Master/Special
Natixis Commercial Mortgage Securities LLC, Series 2019-FAME	09/04/2019	Master/Special
Natixis Commercial Mortgage Securities LLC, Series 2019-LVL	04/23/2019	Master
Natixis Commercial Mortgage Securities LLC, Series 2019-NEMA	03/29/2019	Master
Natixis Commercial Mortgage Securities Trust 2017-75B	05/01/2017	Master/Special
Natixis Commercial Mortgage Securities Trust 2018-285M	01/30/2018	Master/Special
NAtixis Commercial Mortgage Securities Trust 2018-OSS	02/27/2018	Master/Special
PaineWebber Mortgage Acceptance Corporation V Series 1999-C1	06/01/1999	Master/Primary/Special
PNC Mortgage Capital LLC, Series 2018-K83	11/01/2018	Master
PNC Mortgage Capital LLC, Series 2019-KF71	11/01/2019	Primary
Prudential Securities Secured Financing Corporation Series 1999-C2	07/01/1999	Master/Primary
RBS Commercial Funding Inc. Series 2012-C7	06/01/2012	Special
Ready Capital Mortgage Depositor LLC, Series 2016-3	11/30/2016	Master/Special
Ready Capital Mortgage Depositor LLC, Series 2018-4	03/15/2018	Master/Special
Ready Capital Mortgage Depositor LLC, Series 2019-5	01/31/2019	Master/Special
Ready Capital Mortgage Depositor LLC, Series 2019-6	11/18/2019	Master/Special
Ready Capital Mortgage Financing 2017-FL1	08/15/2017	Master/Special
Ready Capital Mortgage Financing 2018-FL2, LLC	06/29/2018	Master
Ready Capital Mortgage Financing 2019-FL3, LLC	04/09/2019	Master
ReadyCap Commercial Mortgage Depositor LLC, Commercial Mortgage Trust 2014-1	10/17/2014	Master/Special
ReadyCap Commercial Mortgage Depositor LLC, Commercial Mortgage Trust 2015-2	11/30/2015	Master/Special
SG Commercial Mortgage Securities LLC, Series 2019-PREZ	09/16/2019	Master
SG Commercial Mortgage Securities LLC, Series 2019-RP	06/27/2019	Master
Starwood Property Mortgage Depositor LLC, Series 2018-ATLS MZ A	09/20/2018	Master
Structured Asset Securities Corp. LB Commercial Mortgage Trust Series 2007-C3	07/11/2007	Master
Structured Asset Securities Corp. LB-UBS Commercial Mortgage Trust Series 2006-C7	11/13/2006	Primary
Structured Asset Securities Corp. LB-UBS Commercial Mortgage Trust Series 2007-C1	02/12/2007	Master
Structured Asset Security Corporation, Series 1998-C1	02/01/1998	Special
Sutherland Commercial Mortgage Depositor II, LLC Series 2017-SBC6	07/07/2017	Master/Special
Sutherland Commercial Mortgage Trust 2018-SBC7	11/08/2018	Master/Special
Sutherland Commercial Mortgage Trust 2018-SBC7 REO I, LLC	11/08/2018	Master/Special

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Sutherland Grantor Trust Series II,III,VI, VII & 2015-SBC4 REO I, LLC	08/04/2015	Master
UBS Commercial Mortgage Securitization Corp. Series 2017-C1	06/01/2017	Primary/Special
UBS Commercial Mortgage Securitization Corp. Series 2017-C1	11/01/2017	Special
UBS Commercial Mortgage Securitization Corp. Series 2017-C2	08/01/2017	Primary
UBS Commercial Mortgage Securitization Corp. Series 2017-C3	08/01/2017	Primary
UBS Commercial Mortgage Securitization Corp. Series 2017-C4	10/01/2017	Primary
UBS Commercial Mortgage Securitization Corp. Series 2017-C5	11/01/2017	Primary
UBS Commercial Mortgage Securitization Corp. Series 2017-C6	12/01/2017	Primary
UBS Commercial Mortgage Securitization Corp. Series 2017-C7	12/01/2017	Primary/Special
UBS Commercial Mortgage Securitization Corp. Series 2018-C10	05/01/2018	Primary
UBS Commercial Mortgage Securitization Corp. Series 2018-C11	07/01/2018	Primary
UBS Commercial Mortgage Securitization Corp. Series 2018-C12	08/01/2018	Primary
UBS Commercial Mortgage Securitization Corp. Series 2018-C14	12/01/2018	Primary
UBS Commercial Mortgage Securitization Corp. Series 2018-C15	12/01/2018	Primary
UBS Commercial Mortgage Securitization Corp. Series 2018-C8	02/01/2018	Primary
UBS Commercial Mortgage Securitization Corp. Series 2018-C9	03/01/2018	Special
UBS Commercial Mortgage Securitization Corp. Series 2019-C16	04/01/2019	Primary
UBS Commercial Mortgage Securitization Corp. Series 2019-C17	10/01/2019	Primary/Special
UBS Commercial Mortgage Securitization Corp. UBS-BAML Trust 2012-WRM	07/01/2012	Master/Special
UBS Commercial Mortgage Trust 2012-C1	05/01/2012	Primary
UBS-Barclays Commercial Mortgage Trust 2013-C5	02/01/2013	Primary
UBS-Citigroup Commercial Mortgage Trust 2011-C1	12/01/2011	Primary
VNDO 2013-PENN Mortgage Trust Series 2013-PENN	12/01/2013	Special
Wachovia Commercial Mortgage Securities Inc. Series 2006-C34	11/01/2007	Primary
Washington Mutual Asset Securities Corp. Series 2006-SL1	11/01/2006	Master/Primary
Washington Mutual Asset Securities Corp. Series 2007-SL2	03/01/2007	Master/Special
Washington Mutual Asset Securities Corp. Series 2007-SL3	07/01/2007	Master/Special
Waterfall Commercial Mortgage Depositor, LLC, Series 2015-SBC5	09/10/2015	Master/Special
Waterfall Victoria Depositor LLC Series 2011-SBC2	01/01/2011	Master/Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-KS04	12/01/2015	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-KSW1	06/01/2016	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2018-C48	12/01/2018	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2018-K733	11/01/2018	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2018-KF50	09/01/2018	Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2018-KF54	12/01/2018	Master/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2018-KF55	12/01/2018	Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Wells Fargo Commercial Mortgage Securities Inc. Series 2018-KF56	12/01/2018	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2018-KF65	08/01/2019	Master
Wells Fargo Commercial Mortgage Securities Inc. Series 2018-SB55	11/01/2018	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2018-SB57	12/01/2018	Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2018-SB65	08/01/2019	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2019-BNK16	02/01/2019	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2019-BNK19	08/01/2019	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2019-BNK22	11/01/2019	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2019-C52	08/01/2019	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2019-K100	11/01/2019	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2019-K102	12/01/2019	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2019-K1513	10/01/2019	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2019-K92	05/01/2019	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2019-K94	07/01/2019	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2019-K97	09/01/2019	Master/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2019-KF59	03/01/2019	Master
Wells Fargo Commercial Mortgage Securities Inc. Series 2019-KLU1	06/01/2019	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2019-SB60	03/01/2019	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2019-SB63	06/01/2019	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2019-SB68	11/01/2019	Primary
Wells Fargo Commercial Mortgage Securities Series 2015-C27	03/01/2015	Primary
Wells Fargo Commercial Mortgage Securities Series 2015-K729	12/01/2017	Primary
Wells Fargo Commercial Mortgage Securities Series 2017-BNK7	09/01/2017	Special
Wells Fargo Commercial Mortgage Securities Series 2017-C40	10/01/2017	Special
Wells Fargo Commercial Mortgage Securities Series 2017-K729	12/01/2017	Primary
Wells Fargo Commercial Mortgage Securities Series 2018-C46	08/01/2018	Primary
Wells Fargo Commercial Mortgage Securities Series 2018-K732	06/01/2018	Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Wells Fargo Commercial Mortgage Securities Series 2018-SB51	07/01/2018	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-KKA	03/01/2015	Master/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-KS03	10/01/2015	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-SB3	09/01/2015	Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2018-C45	07/01/2018	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2018-KF44	03/01/2018	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2018-KL02	03/01/2018	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2018-SB48	04/01/2018	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2018-SB53	09/01/2018	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2018-SB55	11/01/2018	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2019-C50	05/01/2019	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2017-KS08	05/01/2017	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2018-KF42	02/01/2018	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2011-K12	04/01/2011	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2011-K15	11/01/2011	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2012-C8	08/01/2012	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2012-K709	06/01/2012	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2012-K711	11/01/2012	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013-K24	01/01/2013	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013-K26	05/01/2013	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2013-K29	07/01/2013	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013-K34	1/01/2013	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013-KF02	11/01/2013	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2013-KS01	05/01/2013	Master/Primary

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Wells Fargo Commercial Mortgage Securities Inc. Series 2014-K37	03/01/2014	Master/Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2014-K39	09/01/2014	Master/Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2014-K41	12/01/2014	Master
Wells Fargo Commercial Mortgage Securities Inc. Series 2014-K503	10/01/2014	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2014-KF05	11/01/2014	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2014-LC16	06/01/2014	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-C31	11/01/2015	Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-K46	06/01/2015	Master/Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-KF11	11/01/2015	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-NXS3	10/01/2015	Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2015-SB5	10/01/2015	Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-BNK1	08/01/2016	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-C36	11/01/2016	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-K56	08/01/2016	Master
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-K60	12/01/2016	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-KF16	05/01/2016	Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-KS05	07/01/2016	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-KS06	10/01/2016	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-LC24	09/01/2016	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-SB11	01/01/2016	Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-SB12	02/01/2016	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2016-SB21	09/01/2016	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2017-C38	07/01/2017	Special

KeyBank National Association – Asset Backed Transactions Covered by Platform

For the period of January 1 through December 31, 2019 -Appendix A

Commercial Mortgage Pass Through Certificates	Svc Agmt Date	Key Role
Wells Fargo Commercial Mortgage Securities Inc. Series 2017-C39	08/01/2017	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2017-C40	10/01/2017	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2017-C41	11/01/2017	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2017-K61	01/01/2017	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2017-K68	10/01/2017	Master
Wells Fargo Commercial Mortgage Securities Inc. Series 2017-K725	04/01/2017	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2017-KS09	12/01/2017	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2017-SB33	06/01/2017	Primary/Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2017-SB38	09/01/2017	Primary
Wells Fargo Commercial Mortgage Securities Inc. Series 2017-SB40	10/01/2017	Special
Wells Fargo Commercial Mortgage Securities Inc. Series 2017-SB44	12/01/2017	Special
Wells Fargo Commercial Mortgage Trust Series 2013-BTC	04/01/2013	Special

Appendix B

Servicing Criteria to Be Addressed in Assessment of Compliance

Reference	Servicing Criteria	Applicable: Performed by KeyBank	Applicable: Performed by Vendor(s) for which KeyBank is the Responsible Party
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	X1
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

		X	X2
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

		X	X2
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 240.13k-1(b)(1) of the Securities Exchange Act.

		X	X2

Reference	Servicing Criteria	Applicable: Performed by KeyBank	Applicable: Performed by Vendor(s) for which KeyBank is the Responsible Party
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X	X2
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are:
	(A) mathematically accurate;	X
	(B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements;	X
	(C) reviewed and approved by someone other than the person who prepared the reconciliation; and	X

(D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports:
	(A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;	X
	(B) provide information calculated in accordance with the terms specified in the transaction agreements;	N/A3
	(C) are filed with the Commission as required by its rules and regulations;	N/A3
	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the servicer.	N/A3
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	N/A3
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.	N/A3
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	N/A3
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X

Reference	Servicing Criteria	Applicable: Performed by KeyBank	Applicable: Performed by Vendor(s) for which KeyBank is the Responsible Party
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

		X	X2
1122(d)(4)(v)	The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

		X	X2
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X	X2
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts):
	(A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements;	X	X2
	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and	X	X2

Reference	Servicing Criteria	Applicable: Performed by KeyBank	Applicable: Performed by Vendor(s) for which KeyBank is the Responsible Party
	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X	X2
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

		X	X2,4
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

		X	X2
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

		X	X2
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	X

There were no servicing activities occurring in the Applicable Reporting Period.

2 KeyBank obtains an assertion of management and accompanying attestation report from Berkadia Commercial Mortgage LLC which performs such activity on specific transactions.

3 KeyBank is not responsible for providing reports to the Commission.

4 KeyBank engages SLK Group and Core Logic to perform such activity with respect to tax payments made on behalf of obligors.